UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

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HG Holdings, Inc.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To be held June 20, 2022

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of HG Holdings, Inc. (the “Annual Meeting”) will be held at the offices of McGuireWoods LLP, Fifth Third Center, 201 North Tryon Street, Suite 3000, 30th Floor, Charlotte, North Carolina 28202, on Monday, June 20, 2022, at 1:00 P.M., for the following purposes:

(1)	To reelect one (1) director to serve a three-year term on our board of directors;

(2)	To consider and act on an advisory vote regarding the approval of compensation paid to our named executive officers; and

(3)	To transact such other business as may properly be brought before the meeting or any adjournment thereof.

The stockholders of record of our common stock at the close of business on April 27, 2022 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

Only stockholders and persons holding proxies from stockholders may attend the Annual Meeting. If your shares are registered in your name and you wish to attend the Annual Meeting, you must bring a form of photo identification to the Annual Meeting. If your shares are held in "street name" by your broker, bank or other nominee and you wish to attend the Annual Meeting, you must bring a proxy or letter from that broker, bank or other nominee that confirms you are the beneficial owner of those shares, together with a form of photo identification. All stockholders are cordially invited to attend the Annual Meeting.

Even if you plan to attend the Annual Meeting in person, we request that you mark, date, sign and return your proxy as soon as possible so that your shares may be certain of being represented and voted at the meeting. You may also vote by phone or on the Internet by following the instructions on the proxy card. Any proxy given by a stockholder may be revoked by that stockholder at any time prior to the voting of the proxy.

By Order of the Board of Directors,

Brad G. Garner

Secretary

May 2, 2022

HG Holdings, Inc.

2115 E. 7th St., Suite 101

Charlotte, North Carolina 28204

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS

June 20, 2022

The enclosed proxy is solicited by and on behalf of the board of directors of HG Holdings, Inc. (the “Company”) for use at the Annual Meeting of Stockholders to be held on Monday, June 20, 2022, at 1:00 P.M., at the offices of McGuireWoods LLP, Fifth Third Center, 201 North Tryon Street, Suite 3000, 30th Floor, Charlotte, North Carolina 28202 and any adjournment thereof (the “2022 Annual Meeting”).

The matters to be considered and acted upon at this meeting are described in the foregoing notice of the meeting and this proxy statement. This proxy statement and the related form of proxy are being made available on or about May 13, 2022 to all holders of record of our common stock on April 27, 2022. Shares of our common stock represented in person or by proxy will be voted as hereinafter described or as otherwise specified by the stockholder.  Any proxy given by a stockholder may be revoked by such stockholder at any time prior to the voting of the proxy by delivering a written notice to our Secretary, executing and delivering a later-dated proxy or attending the meeting and voting in person.

We will bear the cost of preparing, assembling and mailing the proxy, this proxy statement, and other material enclosed and of all clerical and other expenses of solicitations. In addition to the solicitation of proxies by use of the mails, our directors, officers and employees may solicit proxies by telephone, e-mail, personal interview or other means. We will also request brokerage houses and other custodians, nominees and fiduciaries to forward soliciting material to the beneficial owners of our common stock held of record by those parties and will reimburse those parties for their expenses in forwarding soliciting material.

VOTING RIGHTS

On April 27, 2022, there were 2,873,031 shares of our common stock outstanding and entitled to vote. Each share entitles the holder thereof to one vote.

PROPOSAL 1

ELECTION OF DIRECTORS

Our board of directors has set the number of our directors at three, with the directors divided into three classes with staggered terms. We propose the election of Steven A. Hale II to serve a three-year term expiring at the time of the 2025 Annual Meeting.

The shares represented by proxies will be voted as specified by the stockholder. If the stockholder does not specify a choice, the shares will be voted in favor of the election of the nominee listed on the proxy card, except that in the event the nominee should not continue to be available for election, the proxies will be voted for the election of such other person as our board of directors may recommend. As of the date of this proxy statement, our board of directors has no reason to believe that the nominee will be unable or unwilling to serve.

Our board and corporate governance and nominating committee in considering the recommendation of the nominee for election at the 2022 Annual Meeting, as well as in making its previous recommendations of our other directors, focused primarily on the information discussed in each of the director’s individual biographies set forth below. In particular, with respect to Mr. Hale, our board and corporate governance and nominating committee considered his experience as our Chief Executive Officer, his experience with asset management and his firm’s position as holder of approximately 34% of our outstanding common stock. With regard to Mr. Gilliam, our board and corporate governance and nominating committee considered his strong background in the manufacturing sector and his financial experience as a chief financial officer. With respect to Mr. Sherman, our board and corporate governance and nominating committee considered his experience in principal finance and debt capital markets, special situation restructuring, and as a capital provider to lower to middle market companies through his role as a chief risk officer.

Mr. Hale was initially elected to our board of directors pursuant to the terms of an agreement dated January 30, 2017 with Hale Partnership Fund, LP, and related parties, a stockholder group that, as of the date of the agreement, owned approximately 10% of our outstanding common stock and which had nominated two candidates for election to our board of directors at the 2017 Annual Meeting. Under this agreement, the stockholder group withdrew its nominations and agreed, among other things, to vote in favor of the election of Messrs. Gilliam and Hale as directors at the 2017 Annual Meeting.

Mr. Gilliam was elected to our board of directors in February 2015 pursuant to an agreement dated February 12, 2015 with Hale Partnership Fund, LP, Talanta Fund, L.P. and related parties which had nominated two candidates for election to our board of directors at the 2015 Annual Meeting. Under this agreement, these parties withdrew their nominations.

Nominee for Election for a Three-Year Term Ending 2025

Steven A. Hale II, 38, has been a director since February 2017 and has served as Chairman of our board of directors since November 2017. He was also elected our Chief Executive Officer effective March 2, 2018. Since March 2019, Mr. Hale has also been Chairman and Chief Executive Officer of HC Government Realty Trust, Inc. (“HC Realty”), a real estate investment trust that holds singe-tenant properties leased entirely to the United States Government for occupancy by federal agencies. We own approximately 33.9% of the as converted equity interest of HC Realty and HC Realty may be considered to be an affiliate of the Company. Mr. Hale is the founder and sole manager of Hale Partnership Capital Management, LLC (“HPCM”), an asset management firm that serves as the investment manager to certain privately held investment partnerships. Mr. Hale has held his position with HPCM since 2010. From 2007 to 2010, prior to founding HPCM, Mr. Hale was an associate director with Babson Capital Management, LLC, an asset management firm, where he had responsibility for coverage of distressed debt investments across a variety of industries. From 2005 to 2007, Mr. Hale was a leveraged finance analyst with Banc of America Securities.

Our board of directors unanimously recommends a vote “FOR” the election of the above-named director nominee.

Directors Whose Terms Do Not Expire this Year

Peter M. Sherman, 60, has served as Chief Risk Officer of Capitala Group, a lower middle market lender and equity investor, since February 2018. Mr. Sherman has also served as founder of Sherman Capital Management, a special situation investing and restructuring consulting firm for institutional investors, since July 2016. Mr. Sherman was a partner in Brevet Capital Management, a middle market direct lending hedge fund, from June 2014 to June 2016. Mr. Sherman was elected to the board in December 2020 upon the recommendation of Chairman and Chief Executive Officer and reelected by the Company’s stockholders at the 2021 Annual Meeting of Stockholders. Mr. Sherman’s term as director expires at the 2024 Annual Meeting.

Jeffrey S. Gilliam, 64, has been a director since February 2015. Mr. Gilliam has served as managing member of Willow Oak Advisory Group, LLC, a provider of business advisory services since January 2016. Related to his duties with Willow Oak Advisory Group, Mr. Gilliam served as President of Columbus Industries, Inc. (a division of Filtration Group) from August 2019 until February 2022. Mr. Gilliam was a director of the Finley Group, a corporate advisory firm, from August 2012 until January 2016. Mr. Gilliam was employed by Toter, Incorporated (a division of Wastequip, LLC), a manufacturer of automated cart systems, as President from October 2008 until August 2012, and as Vice President Finance (Chief Financial Officer) from June 2002 until October 2008. Mr. Gilliam’s term as director expires at the 2023 Annual Meeting.

CORPORATE GOVERNANCE

Board and Board Committee Information

Our board of directors has determined that all current directors, with the exception of Mr. Hale who serves as our Chief Executive Officer, are “independent directors” as that term is defined in the rules of The NASDAQ Stock Market (which we have adopted for purposes of determining such independence even though we are not listed on a national exchange).

Our board of directors met five times during 2021. Each incumbent director attended at least 75% of the total 2021 board meetings and committee meetings held during periods that he was a member of the board or such committees. Our board of directors has adopted a policy that all directors should attend the Annual Meeting of Stockholders. All directors attended the 2021 Annual Meeting of Stockholders.

Our board of directors currently has three standing committees: an audit committee, a compensation and benefits committee and a corporate governance and nominating committee. Each of these committees has a written charter, current copies of which can be found at our website, www.hgholdingsinc.net.

Audit Committee. The audit committee presently consists of Messrs. Gilliam (Chair) and Sherman. Our board has determined that Messrs. Gilliam and Sherman each meet the current independence requirements contained in the rules of The NASDAQ Stock Market, including the additional independence requirements applicable to audit committee members. Our board has also determined that Mr. Gilliam is an “audit committee financial expert” as that term is defined in regulations promulgated by the Securities and Exchange Commission (the “SEC”). The primary purpose of the audit committee is to assist our board in fulfilling its responsibilities to oversee management’s conduct of our financial reporting process, including internal control over financial reporting. The audit committee also serves as direct liaison with our independent public accountants and is responsible for the selection or discharge of our accountants. The Board of Directors has adopted a written charter for the Audit Committee, a current copy of which is available on the Company’s website at http://www.hgholdingsinc.net/corporate-governance/. The audit committee met five times during 2021.

Compensation and Benefits Committee. The compensation and benefits committee, presently consisting of Messrs. Gilliam and Sherman (Chair), establishes salaries of executive officers, and incentive compensation for our officers and employees. The compensation and benefits committee has not delegated its authority to any other person. The Board of Directors has adopted a written charter for the Compensation Committee, a current copy of which is available on the Company’s website at http://www.hgholdingsinc.net/corporate-governance/. Messrs. Gilliam and Sherman each meet the current independence requirements contained in the rules of The NASDAQ Stock Market, including the additional independence requirements applicable to compensation committee members. The compensation and benefits committee met once during 2021.

Corporate Governance and Nominating Committee. The corporate governance and nominating committee, presently consisting of Messrs. Gilliam and Sherman (Chair), makes recommendations of nominations for directors and will consider candidates recommended by stockholders. Any stockholder wishing to recommend a candidate for consideration by the committee should send a written statement addressed to our Secretary at our principal executive offices identifying the candidate and providing relevant qualifications and biographical information.  When selecting nominees to recommend to the board, the committee evaluates all candidates, including candidates recommended by stockholders, equally.

The corporate governance and nominating committee is also responsible for recommending corporate governance policies and for making recommendations on director compensation. The Board of Directors has adopted a written charter for the Corporate Governance and Nominating Committee, a current copy of which is available on the Company’s website at http://www.hgholdingsinc.net/corporate-governance/. Messrs. Gilliam and Sherman each meet the current independence requirements contained in the rules of The NASDAQ Stock Market. The corporate governance and nominating committee met two times during 2021.

The corporate governance and nominating committee does not have a formal policy with respect to diversity and Board of Director candidate qualifications. It may consider those factors it deems appropriate in evaluating director nominees made either by the Board of Directors or stockholders, including judgment, skill, strength of character, experience with businesses and organizations comparable in size or scope to the Company, experience and skills relative to other Board of Directors’ members, specialized knowledge or experience, and diversity. Depending upon the current needs of the Board of Directors, certain factors may be weighed more or less heavily. In considering candidates for the Board of Directors, the directors evaluate the entirety of each candidate’s credentials and do not currently have any specific minimum qualifications that must be met.

Board Leadership Structure

Our board does not have a policy on whether or not the roles of chief executive officer and chairman of the board should be separate. Our board believes that it should be free to choose the leadership structure from time to time that is in the best interests of the Company and our stockholders. Our current chairman was an independent, non-employee director until he became chief executive officer effective March 2, 2018 in connection with the sale of substantially all our assets at the time. The board believes the leadership structure combining the roles of chairman and chief executive officer is currently more effective and promotes the continued implementation of an acquisition strategy focused on non-furniture related assets that will allow us to potentially derive a benefit from our net operating loss carryforwards.

Risk Management

Our board has an active role, as a whole and through its committees, in overseeing management of our risks. We undertake at least annually a risk assessment to identify and evaluate risks and to develop plans to manage them effectively. This assessment is reviewed with the audit committee. Our board and audit committee also regularly review information regarding our strategy, financial position and operations, as well as risks associated with each. In addition, the compensation and benefits committee is responsible for oversight of potential risks related to compensation programs and policies.

Hedging

The Company has not adopted any practices or policies regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our common stock either granted to the employee or director by the Company as part of the compensation of the employee or director; or held, directly or indirectly, by the employee or director.

Director Compensation

Our board of directors has approved a policy for compensation of non-employee directors providing that each non-employee director receives annual cash compensation in the amount of $35,000. The corporate governance and nominating committee reviews director compensation annually and, as part of that process, typically has for review publicly available director compensation information for other comparable companies. Our board of directors approves director compensation. Pursuant to the agreement under which he was elected to our board, Mr. Hale has agreed to serve as a director without compensation.

The following table sets forth information concerning the compensation of directors for the year ended December 31, 2021.

DIRECTOR COMPENSATION FOR THE FISCAL YEAR ENDED DECEMBER 31, 2021
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
STEVEN A. HALE II	—	—	—
PETER M. SHERMAN	$35,000	—	$35,000
JEFFREY S. GILLIAM	$35,000	—	$35,000

(1)	At December 31, 2021, Messrs. Sherman and Gilliam held no stock options or restricted shares.

Nominations for Director

Our bylaws provide that a stockholder entitled to vote in the election of directors may nominate one or more persons for election as a director only if advance written notice is given. Written notice of such stockholder’s intent to make such nomination must be received by our Secretary or deposited in the U.S. mail, postage prepaid, to our Secretary not later than 120 days in advance of the anniversary date of our proxy statement for the previous year’s Annual Meeting. Any stockholder wishing to nominate one or more persons as director must submit the following information in writing:

(i)	the name and address of the stockholder who intends to make the nomination;

(ii)

a representation that the stockholder is a stockholder of record entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice;

(iii)

a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) pursuant to which any nomination is to be made by the stockholder;

(iv)

such other information regarding each nominee as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, had the nominee been nominated by our board of directors; and

(v)	the consent of each proposed nominee to serve as one of our directors if so elected.

The chairman of the meeting may refuse to acknowledge the nomination of any person not made in compliance with the foregoing procedure.

By requiring advance notice of stockholder nominations, this bylaw affords the corporate governance and nominating committee and our board of directors the opportunity to consider the qualifications of the proposed nominees and, to the extent deemed necessary or desirable by the board, to inform stockholders about these qualifications. The bylaw does not give our board of directors any power to approve or disapprove a stockholder’s nomination for election of directors. However, it may have the effect of precluding a contest for the election if its procedures are not followed, and therefore may discourage or deter a stockholder from conducting a solicitation of proxies to elect the stockholder’s own slate of directors.

Stockholder Communications

Our board welcomes communications from stockholders and has adopted a procedure for receiving and addressing them. Stockholders may send written communications to the entire board or to individual directors by addressing them to Corporate Secretary, HG Holdings, Inc., 2115 E. 7th St., Suite 101, Charlotte, North Carolina 28204.

Review of Transactions with Related Persons

Under our code of conduct and audit committee charter, the audit committee must approve any transaction involving related persons which requires disclosure in our proxy statement under applicable rules of the SEC. Under the audit committee charter, the audit committee is responsible for reviewing these transactions and has the power to approve or disapprove these transactions. There were no such transactions since the beginning of our last fiscal year and none are currently proposed.

Delinquent Section 16(a) Reports

The Securities Exchange Act of 1934 requires our executive officers and directors, and any persons owning more than 10% of our common stock, to file certain reports of ownership and changes in ownership with the SEC. Based solely on our review of the copies of the Forms 3, 4 and 5 we have received, and written representations from certain reporting persons that no Forms 5 were required to be filed by those persons, we believe that all executive officers, directors and 10% stockholders complied with these filing requirements except as follows: Peter Sherman was late by one day reporting two transactions on a Form 4 due to a clerical error.

EXECUTIVE COMPENSATION

Executive Compensation Program

Our named executive officers for 2021 were Steven A. Hale II, our Chairman and Chief Executive Officer, and Brad G. Garner, who served as our Principal Financial and Accounting Officer for all of 2021 (collectively the “Named Executive Officers”).

During 2021, our executive compensation program had two major components: salary and a cash bonus for one of our executive officers. The program was designed to promote the development and implementation of an acquisition strategy focused on non-furniture related assets that will allow us to potentially derive a benefit from our net operating loss carryforwards.

Our executive compensation program is administered by the compensation and benefits committee of our board of directors (the “Committee”).

Salary and Bonus. Our two executive officers received the following cash compensation in 2021:

●	Steven A. Hale II received an annual salary of $125,000, and

●	Bradley G. Garner received an annual salary of $125,000.

Long-Term Incentives. Messrs. Hale and Garner did not receive any restricted stock awards in 2021.

Summary Compensation Table

The following table sets forth compensation received by the Named Executive Officers for the years ended December 31, 2021 and 2020.

SUMMARY COMPENSATION TABLE

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation	All Other Compensation ($)	Total ($)

STEVEN A. HALE II,	2021	125,000	—	—	—	—	—	125,000
Chairman and Chief Executive Officer	2020	125,000	—	—	—	—	—	125,000

BRAD G. GARNER,	2021	125,000	—	—	—	—	—	125,000
Principal Financial and Accounting Officer	2020	125,000	15,000	—	—	—	—	140,000

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information concerning the year-end number and value of unexercised options, restricted stock that has not vested and equity incentive plan awards for each of the Named Executive Officers.

OUTSTANDING EQUITY AWARDS

AT DECEMBER 31, 2021 FISCAL YEAR-END

	Option Awards				Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares That Have Not Vested (#)		Equity Incentive Plan Awards: Market Value of Unearned Shares That Have Not Vested ($)(1)

STEVEN A. HALE II, Chairman and Chief Executive Officer	—	—	—	—	—	—	27,777	(2)	326,380

BRAD G. GARNER, Principal Financial and Accounting Officer	—	—	—	—	—	—	6,944	(2)	81,592

____________

(1)	Based on the closing price per share of our stock of $11.75 as of December 31, 2021.
(2)	The awards for these shares provide for vesting on June 28, 2022.

ADVISORY VOTE ON EXECUTIVE COMPENSATION (SAY-ON-PAY)

The Dodd-Frank Wall Street Reform and Consumer Protection Act requires us to periodically seek a non-binding advisory vote from our stockholders to approve the compensation as disclosed under “Executive Compensation,” including tabular disclosures and narrative sections accompanying the tabular disclosures in this proxy statement. Since the required vote is advisory, the result of the vote is not binding upon the board of directors.

Our board of directors has adopted a policy for an annual “say-on-pay” advisory vote. In accordance with this policy, stockholders are asked to approve the following advisory resolution at the 2022 Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation awarded by the Company to the named executive officers, as disclosed under “Executive Compensation,” including the tabular disclosures and other narrative executive compensation disclosures in the proxy statement for the 2022 Annual Meeting of Stockholders as required by the rules of the Securities and Exchange Commission.”

Our board of directors believes that approval of the compensation paid to our Named Executive Officers is in the best interest of all stockholders and, accordingly, unanimously recommends a vote “FOR” approval, on an advisory basis, of the compensation paid to our Named Executive Officers.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of April 27, 2022 by each stockholder we know to be the beneficial owner of more than 5% of our outstanding common stock, by each director, by each of the executive officers and by all directors and executive officers as a group:

Name	Amount and Nature of Beneficial Ownership		Percent of Class
Solas Capital Management, LLC	1,165,051	(a)	40.6%
Hale Partnership Fund, L.P. and related parties	974,968	(b)	33.9%
Jeffrey S. Gilliam	4,165			(c)
Steven A. Hale II	1,002,745	(d)	34.9%
Bradley G. Garner	7,091			(c)
Peter M. Sherman	3,500			(c)
All directors and executive officers as a group (4 persons)	1,017,501	(e)	35.4%

_______________________

(a)

The beneficial ownership information for Solas Capital Management, LLC (“Solas”) is based upon the Schedule 13D/A filed with the SEC on June 29, 2020 by Solas and its managing member, Frederick Tucker Golden (“Golden”), but such beneficial ownership information has been adjusted for the Company’s July 15, 2021 1-for-12 reverse stock split (the “Reverse Stock Split”)). The Schedule 13D/A indicates that Solas and Golden each have shared voting and dispositive power over all of the reported shares. The business address of Solas and Golden is 1063 Post Road, 2nd Floor, Darien, Connecticut 06820.

(b)

The beneficial ownership information reported is based upon the Schedule 13D/A filed with the SEC on July 2, 2020 (prior to the Reverse Stock Split) by Hale Partnership Capital Management, LLC, Hale Partnership Capital Advisors, LLC, Hale Partnership Fund, L.P., MGEN II - Hale Fund, L.P., Clark - Hale Fund, L.P., and Steven A. Hale II and Forms 4 filed with the SEC on November 26, 2021, December 3, 2021, December 10, 2021 and December 17, 2021. Hale Partnership Capital Management, LLC, and Steven A. Hale II each have shared voting and dispositive power over all of the reported shares. Steven A. Hale II also has sole voting power over 27,777 shares. Hale Partnership Capital Advisors, LLC has shared voting and dispositive power over 835,642 shares; Hale Partnership Fund, L.P. has shared voting and dispositive power over 703,019 shares, MGEN II - Hale Fund, L.P. has shared voting and dispositive power over 30,245 shares, and Clark - Hale Fund, L.P. has shared voting and dispositive power over 97,678 shares; a Managed Account for which Hale Partnership Capital Management, LLC serves as the investment manager has shared and dispositive power over 139,326 shares. In addition, the Dickinson-Hale Fund, L.P. has shared voting and dispositive power over 2,800 shares and Smith-Hale Fund, L.P. has shared and dispositive power over 1,900 shares. The Form 4s indicate Hale Partnership Capital Management, LLC is the General Partner of Dickinson-Hale Fund, L.P. and Smith-Hale Fund, L.P. The principal business and principal office address for each of the aforementioned parties is 2115 E. 7th St., Charlotte, NC 28204.

(c)	1% or less.

(d)	Includes 974,968 shares over which Mr. Hale shares voting and dispositive power as a result of his service as managing member of Hale Partnership Capital Management, LLC. See note (b) above.

(e)	Includes 974,968 shares over which Mr. Hale shares voting and dispositive power as a result of his service as managing member of Hale Partnership Capital Management, LLC. See note (b) above.

INDEPENDENT PUBLIC AUDITORS

Fees and Services

The audit committee has appointed Cherry Bekaert LLP (“CB”) to serve as our independent public auditors for 2022.

Representatives of CB are expected to be present at the 2022 Annual Meeting. These representatives will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The following table sets forth the fees, including reimbursement of expenses, billed by, or expected to be billed by, CB for services to the Company in the fiscal years ended December 31, 2021 and December 31, 2020, all of which were pre-approved by the audit committee.

	2021	2020
Audit Fees	$61,500	$59,156
Audit-Related Fees	-	—
Tax Fees	-	3,800
All Other Fees	-	5,549
Total	$61,500	$68,505

Audit Fees. These fees relate to professional services rendered for the audit of our annual financial statements and reviews of our Forms 10-Q.

Tax Fees. These fees related to professional services rendered for an analysis of the “Change in Ownership,” as defined by Internal Revenue Code Section (“IRC Section”) 382.

All Other Fees. These fees related to professional services rendered for the consent to include the audited financial statements in the registration statement of our Rights Offering.

Pre-Approval Policies and Procedures

The audit committee has established a policy to pre-approve all audit, audit-related, tax and other services proposed to be provided by our independent accountants before engaging the accountants for that purpose. Consideration and approval of these services generally occur at the audit committee’s regularly scheduled meetings. In order to address situations where it is impractical to wait until the next scheduled meeting, the audit committee has delegated the authority to approve non-audit services not in excess of $25,000 individually or in the aggregate to the chairman of the audit committee. Any services approved pursuant to this delegation of authority are required to be reported to the full audit committee at the next regularly scheduled meeting.

AUDIT COMMITTEE REPORT

The primary purpose of the audit committee is to assist the board in fulfilling its responsibility to oversee management's conduct of our financial reporting process, including internal control over financial reporting. Management is responsible for preparing the Company’s financial statements and assessing the effectiveness of the Company’s internal control over financial reporting. The independent accountants are responsible for performing an independent audit of the Company’s financial statements in accordance with generally accepted auditing standards and for issuing a report thereon. In addition, the independent accountants also express their opinion on the Company’s internal control over financial reporting. The audit committee is directly responsible for the appointment, compensation and oversight of the work of the Company’s independent accountants.

In this context, the audit committee has met and held discussions with management and the independent accountants. Management represented to the audit committee that the Company’s financial statements were prepared in accordance with generally accepted accounting principles, and the audit committee has reviewed and discussed the financial statements with management and the independent accountants.

The audit committee discussed with the independent accountants matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. In addition, the audit committee has discussed with the independent accountants the accountant's independence from the Company and its management, including the matters in the written disclosures required by Rule 3526 (Communications with Audit Committees Concerning Independence) of the Public Company Accounting Oversight Board. The audit committee has also considered whether the provision of non-audit services by the independent accountants is compatible with maintaining the independent accountant's independence.

In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.

The members of the audit committee are:

Jeffrey S. Gilliam, Chairman

Peter M. Sherman

OTHER BUSINESS

Management knows of no other business which will be presented for consideration at the Annual Meeting, but should any other matters be brought before the meeting, it is intended that the persons named in the accompanying proxy will vote such proxy at their discretion.

ADDITIONAL INFORMATION

Voting Procedures

Votes will be tabulated by one or more Inspectors of Elections. With respect to the election of directors, the nominee in the class which term ends in 2025 receiving the greatest number of votes cast for the election of directors will be elected. The say-on-pay advisory resolution approving the compensation paid to our Named Executive Officers will be adopted if this proposal receives the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock represented at the meeting. The approval of any other matters properly brought before the meeting will require the affirmative vote of the holders of at least a majority of the shares of our outstanding common stock represented at the meeting.

If a stockholder, present in person or by proxy, abstains on any matter, the stockholder’s shares will not be voted on such matter. An abstention with respect to the election of directors or the say-on-pay vote will have no effect on the outcome of such proposals.

If you hold your shares in street name and you do not provide your broker with timely voting instructions on the election of directors or the say-on-pay vote, rules governing voting of proxies by brokers will not permit your brokerage firm to vote your shares on such matters. Consequently, without your voting instructions on the election of directors or the say-on-pay vote, a “broker non-vote” with respect to that matter will occur. Broker non-votes will have no effect on the outcome of the election of directors or the say-on-pay vote.

A majority of the shares entitled to vote, represented in person or by proxy, will constitute a quorum for the transaction of business at the Annual Meeting. Shares for which the holder has elected to abstain or to withhold the proxies’ authority to vote on a matter will count toward a quorum. Broker non-votes will not count toward a quorum.

Internet Availability of Proxy Materials

Under rules adopted by the SEC, we are furnishing proxy materials on the Internet and sending a Notice of Internet Availability of Proxy Materials (the “Notice”) to our stockholders. The Notice includes instructions on how to access the proxy materials on the Internet and instructions on how to access the proxy card to vote over the Internet. Paper copies of the proxy materials are available to stockholders upon request. We provide instructions on the Notice on how to request paper copies.

Stockholder Proposals for 2023 Annual Meeting

Any stockholder desiring to present a proposal to the stockholders at the 2023 Annual Meeting and who desires that such proposal be included in our proxy statement and proxy card relating to that meeting, must transmit such proposal to our Secretary so that it is received at our principal executive offices on or before December 31, 2022. All such proposals should comply with applicable SEC regulations.

Any stockholder desiring to present any other matter (other than the nomination of a director) in person before an annual meeting of stockholders is required by our bylaws to notify our Secretary in writing no later than the close of business on the 60th day prior to the one-year anniversary of the immediately preceding annual meeting.  For the 2023 Annual Meeting, written notice must be delivered no later than the close of business on April 21, 2023.  Any such notice must include the information required by Article II, Section 12 of our bylaws.  Any stockholder desiring to nominate persons for election as directors at an annual meeting of stockholders must provide written notice to our Secretary as described under “Corporate Governance—Nominations for Director” above.  For the 2023 Annual Meeting such written notice must be delivered no later than December 31, 2022.

With respect to stockholder proposals that are not included in the proxy statement for the 2022 Annual Meeting, the persons named in the proxy solicited by our board of directors for the 2022 Annual Meeting will be entitled to exercise the discretionary voting power conferred by such proxy under the circumstances specified in Rule 14a-4(c) under the Exchange Act, including with respect to proposals we receive after April 23, 2022.

In addition to satisfying the additional requirements under our bylaws, to comply with the universal proxy rules (once effective), shareholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than April 21, 2023.

By Order of the Board of Directors,

Brad G. Garner Secretary

May 2, 2022

YOUR VOTE IS IMPORTANT. PLEASE VOTE TODAY.

IMMEDIATE - 24 Hours a Day, 7 Days a Week or by Mail

HG HOLDINGS, INC.

Your phone or Internet vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m., Eastern Time, on June 16, 2022.

INTERNET/MOBILE – www.cstproxyvote.com
Use the Internet to vote your proxy. Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

PHONE – 1 (866) 894-0536
Use a touch-tone telephone to vote your proxy. Have your proxy card avail- able when you call. Follow the voting instructions to vote your shares.

MAIL – Mark, sign and date your proxy card and return it in the postage-paid envelope provided.

PLEASE DO NOT RETURN THE PROXY CARD IF YOU ARE VOTING ELECTRONICALLY OR BY PHONE

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PROXY

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS SPECIFIED BY THE UNDERSIGNED STOCKHOLDER. IF NO CHOICE IS SPECIFIED BY THE STOCKHOLDER, THIS PROXY WILL BE VOTED "FOR" THE DIRECTOR IN ITEM (1), AND "FOR" ITEM (2), AND IN THE PROXIES' DISCRETION ON ANY OTHER MATTERS COMING BEFORE THE MEETING.

Please mark Your votes Like this X

1. Election of director for three-year term ending 2025:

	FOR the Nominee listed to the left (except as otherwise indicated)	WITHHOLD AUTHORITY to vote for the nominee listed to the left
Nominee: 01 Steven A. Hale II	[ ]	[ ]

2. An advisory vote regarding the approval of compensation paid to certain executive officers.

FOR	AGAINST	ABSTAIN
☐	☐	☐

3.. In their discretion the proxies are authorized to vote upon such other matters as may come before the meeting or any adjournment thereof.

CONTROL NUMBER

Signature________________________________**Signature, if held jointly**__________________________**Date** ______, **2022**

Note: Please sign exactly as name appears hereon. When shares are held by joint owners, both should sign. When signing as attorney, executor, administrator, trustee, guardian, or corporate officer, please give title as such.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to Be Held on June 20, 2022

The following Proxy Materials are available to you to review at:
http://www.cstproxy.com/hgholdingsinc/2022

- Annual Report for the year ended December 31, 2021,
- Company's 2022 Proxy Statement,
- Proxy Card, and
- any amendments to the foregoing materials that are required to be furnished to stockholders.

ACCESSING YOUR PROXY MATERIALS ONLINE
Have this notice available to vote your proxy electronically. You must reference your company ID, proxy number, and account number.

Directions to the Annual Meeting of Stockholders can be obtained by calling (252) 355-4610 Ext. 108

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REVOCABLE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

HG HOLDINGS, INC.
Annual Meeting of Stockholders - June 20, 2022

The undersigned hereby appoints Bradley G. Garner and Steven A. Hale II and either of them, proxies of the undersigned, with full power of substitution, to vote all the shares of Common Stock of HG Holdings, Inc. (the "Company") held of record by the undersigned on April 27, 2022, at the Annual Meeting of Stockholders to be held on June 20, 2022, and at any adjournment thereof.

All as more particularly described in the Company's Proxy Statement for the Annual Meeting of Stockholders to be held on June 20, 2022, receipt of which is hereby acknowledged.

The undersigned hereby revokes any proxy or proxies heretofore given to vote upon or act with respect to such stock and hereby ratifies and confirms all that said proxies, their substitutes or any of them may lawfully do by virtue hereof.

(Continued, and to be marked, dated and signed, on the other side)